SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549






                                FORM 8-K/A





             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934





                             November 15, 1999
             Date of Report (Date of earliest event reported)





                              Euphonix, Inc.
          (Exact name of registrant as specified in its charter)




  California                    0-26516                   77-0189481
 (State or other               (Commission               (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)




220 Portage Avenue, Palo Alto, California                          94306
Address of principal executive offices)                         (Zip Code)





     Registrant's telephone number, including area code:  (650) 855-0400

Item 4. Change in Registrants Certifying Accountant
       (a) Previous Independent Accountants

           (i) On November 15, 1999 the Company dismissed Ernst & Young LLP as its independent accountants.
           (ii)The reports of Ernst & Young LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
          (iii)The decision to change independent accountants was approved by the Companys Audit Committee and the Board of Directors.
           (iv)During the Companys two most recent fiscal years and through the date of this Report, the Company has had no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satis-faction of Ernst & Young LLP would have caused it to make reference thereto in its report on the financial statements of the Company for such years.
           (v) During the Companys two most recent fiscal years and through the date of this Report, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of the Regulation S-K). (vi) The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 23, 1999 is filed as Exhibit 16 to this Form 8-K/A.

       (b) New Independent Accountants

           (i) The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of November 15, 1999. During the two most recent fiscal years and through the date of this Report, the Company has not consulted with PricewaterhouseCoopers LLP regarding (1) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Companys financial statements, and either a written report was provided to the Company or oral advice was provided that Pricewaterhouse-Coopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction of
               Item 304 of Regulation S- K,or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


Item 7. Financial Statements and Exhibits.
(c) Exhibits

  16 Letter dated November 23, 1999 from Ernst & Young LLP to the Securities and Exchange Commission

     _____________________________________

EXHIBIT INDEX
Exhibit No.     Description
16 Letter dated November 23, 1999 from Ernst & Young LLP to the Securities & Exchange Commission

EXHIBIT 16
EXHIBIT 16 TO FORM 8-K

November 23, 1999

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549 Gentlemen:

We have read Item 4 of Form 8-K dated November 19, 1999, of Euphonix, Inc. and are in agreement with the statements contained in paragraphs (a)(i), (a)(ii),
(a)(iv), and (a)(v) of Item 4. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                               /s/ ERNST & YOUNG LLP

                               SIGNATURE
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EUPHONIX, INC.


Date:  November 24, 1999                By:/s/ Barry Margerum
                                        Barry Margerum
                                        Chief Executive Officer, President
                                        and Director